UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 30, 2017

DXC TECHNOLOGY COMPANY

(Exact name of Registrant as specified in its charter)

Nevada	001-38033	61-1800317
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1775 Tysons Boulevard
Tysons, Virginia	22102
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (703) 245-9675

Everett SpinCo, Inc.

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement.

Separation-Related Agreements

On March 31, 2017, DXC Technology Company, formerly known as Everett SpinCo, Inc. (“DXC”), entered into several agreements with Hewlett Packard Enterprise Company (“HPE”) and Computer Sciences Corporation (“CSC”) that set forth the principal actions taken or to be taken in connection with HPE’s spin-off of DXC (the “Spin-Off”) and that govern the relationship of the parties following the Spin-Off, including the following:

•	an Employee Matters Agreement;

•	a Tax Matters Agreement;

•	an Intellectual Property Matters Agreement;

•	a Transition Services Agreement; and

•	a Real Estate Matters Agreement.

(collectively, the “Separation Agreements”).

A summary of the material terms and conditions of each of the Separation Agreements can be found in the section titled “Additional Agreements Related to the Separation, the Distribution and the Merger” of the Information Statement filed as Exhibit 99.1 to this Current Report on Form 8-K (the “Information Statement”), which summaries are incorporated herein by reference. Such summaries do not purport to be complete and are qualified in their entirety by reference to the full text of the agreements, each of which is attached as Exhibits 2.1, 2.2, 2.3, 2.4 and 2.5, respectively, and is incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

On March 31, 2017, pursuant to the Separation and Distribution Agreement, dated as of May 24, 2016 (as amended on November 2, 2016, as further amended on December 6, 2016, as further amended on January 27, 2017 and as further amended on March 31, 2017, the “Separation Agreement”), by and among DXC and HPE, HPE completed the previously announced separation of its Enterprise Services business (the “Separation”), which was accomplished by the pro-rata distribution of all the issued and outstanding common stock, par value $0.01 per share, of DXC (the “DXC Common Stock”) to HPE’s stockholders as of the close of business on March 20, 2017, the record date for the distribution (the “Distribution”), and DXC paid the Everett Payment. In the Distribution, HPE stockholders received 0.085904 shares of DXC Common Stock for every one share of HPE common stock held at the close of business on the record date.

As a result of the Spin-Off, DXC is now an independent public company, and its common stock began regular-way trading under the symbol “DXC” on the New York Stock Exchange (the “NYSE”) on April 3, 2017. HPE distributed a total of 141,865,656 shares of DXC Common Stock to HPE stockholders as of the close of business on the record date.

Effective as of 3:01 a.m. Eastern time on April 1, 2017, pursuant to the Agreement and Plan of Merger, dated as of May 24, 2016 (as amended on November 2, 2016 and as further amended on December 6, 2016, the “Merger Agreement”), by and among DXC, CSC, Everett Merger Sub Inc., New Everett Merger Sub Inc., a wholly owned subsidiary of DXC (“Merger Sub”), and HPE, CSC merged with Merger Sub, with CSC as the surviving corporation (the “Merger”). In the Merger, CSC stockholders received one share of DXC Common Stock for every one share of CSC common stock held immediately prior to the Merger. DXC issued a total of 141,298,797 shares of DXC Common Stock to CSC stockholders, representing approximately 49.9% of the outstanding shares of DXC Common Stock immediately following the Merger. As a result of the Merger, CSC is now a direct wholly owned subsidiary of DXC.

Item 5.01 Changes in Control of Registrant.

On March 31, 2017, HPE completed its Spin-Off of DXC, which is now an independent public company. Prior to the Spin-Off, HPE was the sole stockholder of DXC.

The information set forth in Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Articles of Incorporation and Bylaws

On March 30, 2017, DXC amended its certificate of incorporation to increase its total authorized share capital to 751 million shares of common stock to facilitate the issuance of DXC Common Stock in the Distribution and in the Merger. Prior to such amendment, DXC’s total authorized share capital was 1,000 shares of common stock, of which 100 shares were outstanding and owned by HPE.

Fiscal Year

On March 30, 2017, the Board approved a change in the fiscal year of DXC from the twelve-month period starting each November 1 and ending each October 31 to the twelve-month period starting each April 1 and ending each March 31, effective as of April 1, 2017.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired

DXC intends to file the financial statements required by Item 9.01(a) as part of an amendment to this Current Report on Form 8-K no later than 71 calendar days after the required filing date for this Current Report on Form 8-K.

(b) Pro Forma Financial Information

DXC intends to file the pro forma financial information required by Item 9.01(b) as an amendment to this Current Report on Form 8-K no later than 71 days after the required filing date for this Current Report on Form 8-K.

(d) Exhibits.

The following exhibits are filed herewith:

Exhibit No.	Description

2.1	Employee Matters Agreement, dated as of March 31, 2017, by and among Computer Sciences Corporation, Hewlett Packard Enterprise Company and Everett SpinCo, Inc.*

2.2	Tax Matters Agreement, dated as of March 31, 2017, by and among Computer Sciences Corporation, Hewlett Packard Enterprise Company and Everett SpinCo, Inc.*

2.3	Intellectual Property Matters Agreement, dated as of March 31, 2017, by and among Hewlett Packard Enterprise Company, Hewlett Packard Enterprise Development LP and Everett SpinCo, Inc.*

2.4	Transition Services Agreement, dated as of March 31, 2017, between Hewlett Packard Enterprise Company and Everett SpinCo, Inc.*

2.5	Real Estate Matters Agreement, dated as of March 31, 2017, between Hewlett Packard Enterprise Company and Everett SpinCo, Inc.*

2.6	Fourth Amendment to the Separation and Distribution Agreement, dated March 31, 2017, by and between Hewlett Packard Enterprise Company and Everett SpinCo, Inc.

99.1	Information Statement of Everett SpinCo, Inc. dated as of February 24, 2017

*	Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. DXC hereby undertakes to furnish copies of any of the omitted schedules and exhibits upon request by the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

DXC TECHNOLOGY COMPANY

Dated: April 5, 2017	By:	/s/ Paul N. Saleh

Paul N. Saleh

Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description

2.1	Employee Matters Agreement, dated as of March 31, 2017, by and among Computer Sciences Corporation, Hewlett Packard Enterprise Company and Everett SpinCo, Inc.*

2.2	Tax Matters Agreement, dated as of March 31, 2017, by and among Computer Sciences Corporation, Hewlett Packard Enterprise Company and Everett SpinCo, Inc.*

2.3	Intellectual Property Matters Agreement, dated as of March 31, 2017, by and among Hewlett Packard Enterprise Company, Hewlett Packard Enterprise Development LP and Everett SpinCo, Inc.*

2.4	Transition Services Agreement, dated as of March 31, 2017, between Hewlett Packard Enterprise Company and Everett SpinCo, Inc.*

2.5	Real Estate Matters Agreement, dated as of March 31, 2017, between Hewlett Packard Enterprise Company and Everett SpinCo, Inc.*

2.6	Fourth Amendment to the Separation and Distribution Agreement, dated March 31, 2017, by and between Hewlett Packard Enterprise Company and Everett SpinCo, Inc.

99.1	Information Statement of Everett SpinCo, Inc. dated as of February 24, 2017

*	Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. DXC hereby undertakes to furnish copies of any of the omitted schedules and exhibits upon request by the SEC.